UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 27, 2014

(Date of earliest event reported)

QUANEX BUILDING PRODUCTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Loop South, Suite 1500, Houston, Texas		77027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 713-961-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2014, the stockholders of Quanex Building Products Corporation (the “Company”) approved the adoption of an amendment and restatement of the Company’s 2008 Omnibus Incentive Plan (as approved, the “Restated 2008 Plan”). The Restated 2008 Plan had previously been approved, subject to stockholder approval, by the Company’s Board of Directors (the “Board”) on December 4, 2013.

The Restated 2008 Plan provides those persons who have substantial responsibility for the management and growth of the Company and its affiliates with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the Company or its affiliates. The Restated 2008 Plan provides for the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, annual incentive awards, other stock-based awards and cash-based awards.

For more information related to the contents of the Restated 2008 Plan and the changes approved as part of the amendment and restatement, please see the description of the Restated 2008 Plan under Proposal No. 3 included in the Company’s Definitive Proxy Statement relating to its 2014 Annual Meeting of Stockholders (the “Annual Meeting”), as filed with the Securities and Exchange Commission on January 24, 2014 (the “Proxy Statement”), which description of the Restated 2008 Plan is incorporated herein by reference. For the full text of the Restated 2008 Plan, please see Annex A to the Proxy Statement, which is also incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

On February 27, 2014, the Company held the Annual Meeting, pursuant to notice and proxy mailed on January 24, 2014, to the Company’s stockholders of record as of January 8, 2014. There were 37,258,156 shares of common stock entitled to vote at the meeting, and a total of 33,807,248 shares were represented at the meeting in person or by proxy.

At the Annual Meeting, two directors were elected, with the following tabulation of votes for each nominee:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes	Percent of Shares Cast in Favor (%)*
Susan F. Davis	32,674,223	1,133,025	—	96.65
Curtis M. Stevens	30,920,270	2,886,978	—	91.46

*	Excludes Broker Non-Votes

In addition to the election of directors, stockholders at the Annual Meeting took the following actions:

•	Provided an advisory “say on pay” vote approving the Company’s executive compensation programs; and

•	Approved an amendment and restatement of the Company’s 2008 Omnibus Incentive Plan.

The vote tabulation for each of these items is set forth below:

Proposal	Votes For	Votes Against	Abstain	Broker Non-Votes	Percent of Shares Cast in Favor (%)*
Advisory Vote to Approve Executive Compensation	32,504,607	1,169,203	133,438	—	96.15
Amendment and Restatement of 2008 Omnibus Incentive Plan	30,763,307	2,911,509	132,432	—	91.00

* Excludes Broker Non-Votes

Item 8.01. Other Events.

On February 28, 2014, the Company issued the press release furnished herewith as Exhibit 99.1, announcing the Company’s declaration of a $0.04 cash dividend payable on March 28, 2014 to shareholders of record on March 14, 2014.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

† 10.1	Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended and restated effective February 27, 2014, filed as Annex A of the Company’s Definitive Proxy Statement relating to the 2014 Annual Meeting of Stockholders (Reg. No. 001-33913) as filed with the Securities and Exchange Commission on January 24, 2014, and incorporated herein by reference.

*99.1	Press Release dated February 28, 2014

†	Management Compensation or Incentive Plan
*	Filed herewith.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION
February 28, 2014	(Registrant) /S/ KEVIN P. DELANEY
(Date)	Kevin P. Delaney Senior Vice President – General Counsel and Secretary

Exhibit Index

†10.1	Quanex Building Products Corporation 2008 Omnibus Incentive Plan, as amended and restated effective February 27, 2014, filed as Annex A of the Company’s Definitive Proxy Statement relating to the 2014 Annual Meeting of Stockholders (Reg. No. 001-33913) as filed with the Securities and Exchange Commission on January 24, 2014, and incorporated herein by reference.

*99.1	Press Release dated February 28, 2014

†	Management Compensation or Incentive Plan
*	Filed herewith.